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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                AUGUST 16, 2002

                            ------------------------

                            NORTHWESTERN CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

            0-692                                      46-0172280
            -----                                      ----------
   (Commission File Number)               (IRS Employer Identification Number)

                 125 SOUTH DAKOTA AVENUE, SIOUX FALLS, SD 57104
                 ----------------------------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (605) 978-2908
                                                           --------------

                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS


         The purpose of this Form 8-K is to file with the Securities and Exchange Commission, the Annual Report on Form 10-K for the year ended December 31, 2001 of NorthWestern Energy, L.L.C., a wholly-owned subsidiary of NorthWestern Corporation ("NorthWestern"), as Exhibit 99.1 in order to permit NorthWestern to incorporate the exhibit into its Registration Statement on Form S-4 (File No. 333-86888) for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of $250 million aggregate principal amount of NorthWestern's 7-7/8% Notes due March 15, 2007 and $470 million aggregate principal amount of NorthWestern's 8-3/4% Notes due March 15, 2012, issuable in exchange for $250 million aggregate principal amount of NorthWestern's 7-7/8% Notes due March 15, 2007 and $470 million aggregate principal amount of NorthWestern's 8-3/4% Notes due March 15, 2012, respectively, which were offered and sold on March 13, 2002 in a transaction exempt from registration under the Securities Act. Amendment No. 2 to the Registration Statement is being filed on the date hereof.

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                 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         On one or more occasions, we may make statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts included or incorporated by reference in this Current Report on Form 8-K, including, without limitation, the statements incorporated herein by reference to the Annual Report on Form 10-K for the year ended December 31, 2001 of Northwestern Energy, L.L.C. relating to expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

         Words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions identify forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved.

         In addition to other factors and matters discussed elsewhere in our quarterly, annual and current reports that we file with the Securities and Exchange Commission, or SEC, some important factors that could cause actual results or outcomes for NorthWestern to differ materially from those discussed in forward-looking statements include:

         -  the adverse impact of weather conditions and seasonal fluctuations;

         -  unscheduled generation outages, maintenance or repairs;

         - unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments;

         - developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approvals and rate orders;

         - costs associated with environmental liabilities and compliance with environmental laws;

         - the rate of growth and economic conditions in our service territories and those of our subsidiaries;

         - the speed and degree to which competition enters the industries and markets in which our businesses operate;

         - the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices;

         - risks associated with acquisitions, transition and integration of acquired companies, including NorthWestern Energy, L.L.C. and the Growing and Emerging Markets division of Lucent Technologies, Inc., and the implementation of information systems and realization of efficiencies in excess of any related restructuring charges;

         - a lack of minority interest basis, which would require us to recognize an increased share of operating losses at certain of our subsidiaries;

         -  our ability to recover transition costs;

         - disallowance by the Montana Public Service Commission of the recovery of the costs incurred in entering into our default supply portfolio contracts while we are required to act as the "default supplier; "

         - disruptions and adverse effects in the capital market due to the changing economic environment;

         - our credit ratings with S&P, Moody's and Fitch;

         - potential delays in financings or SEC filings because we changed auditors;

         - our substantial indebtedness, which could limit our operating flexibility or ability to borrow additional funds;

         - our ability to obtain additional capital to refinance our indebtedness that is scheduled to mature and for working capital purposes;

         - changes in customer usage patterns and preferences;

         - possible future actions and developments at CornerStone Propane Partners, L.P.; and

         - changing conditions in the economy and capital markets and other factors identified from time to time in our filings with the SEC.

         Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all such factors.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         (c) EXHIBITS

EXHIBIT
NUMBER          TITLE
------          -----

 99.1 * Annual Report on Form 10-K for the year ended December 31, 2001 of NorthWestern Energy, L.L.C. (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2001 of NorthWestern Energy, L.L.C. (Commission File No. 001-31276), filed with the Securities and Exchange Commission on April 1,
                2002).


----------------

*  Incorporated by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NorthWestern Corp.
                                            (Registrant)


                                            BY: /s/ Kipp D. Orme
                                                ----------------------------
                                                Kipp D. Orme
                                                Vice President--Finance and
                                                  Chief Financial Officer

August 16, 2002

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          TITLE
------          -----

 99.1 * Annual Report on Form 10-K for the year ended December 31, 2001 of NorthWestern Energy, L.L.C. (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2001 of NorthWestern Energy, L.L.C. (Commission File No. 001-31276), filed with the Securities and Exchange Commission on April 1, 2002).


----------------

*  Incorporated by reference.